UNITED STATES BANKRUPTCY COURT

__________ DISTRICT OF ___________

In re Foamex International Inc., et al.	Case No. 09-10560(KJC)
Reporting Period: 03/30/09-04/26/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/ Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	All Current
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Harold J. Earley	May 21, 2009
Signature of Authorized Individual*	Date

Harold J. Earley	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation, a partner if debtor is a partnership, a manager or member if debtor is a limited liability company.

Foamex International Inc., et al.
Case No. 09-10560(KJC)
Schedule of Receipts and Disbursements
for the period March 30, 2009 to April 26, 2009

( $ in thousands )
	Foamex International Inc.	FMXI, LLC	Foamex L.P.	Foamex Carpet Cushion LLC	Foamex Asia, Inc.	Foamex Latin America, Inc.	Foamex Mexico, Inc.	Foamex Canada Inc.
Receipts

Accounts Receivable	$—	$—	$42,017	$—	$—	$—	$—	$549

Non-Accounts Receivable	—	—	659	—	—	—	—	—

Loan Borrowings / Advances	—	—	182	—	—	—	—	—

Total Receipts	$—	$—	$42,858	$—	$—	$—	$—	$549

Disbursements

Repayment of Loans	$—	$—	$—	$—	$—	$—	$—	$—

Disbursements ( Excluding Net Payroll )	—		40,840					230

Net Payroll	—	—	3,869	—	—	—	—	185

Total Disbursements	$—	$—	$44,709	$—	$—	$—	$—	$415

FOAMEX INTERNATIONAL INC., et al as debtors
Case No. 09-10560(KJC)
Schedule of Cash Accounts
APRIL 26, 2009
(in thousands)

Bank Name	Account Number	Balance

Bank of America	3752192182	14,627
Bank of America	3752192276	1,302
Bank of America	3299794638	(638)
Bank of America	3299794653	(931)
Bank of America	3299794646	(65)
Bank of America	3299794679	(24)
Citibank	4058-7993	715
Wachovia	2000019215923	884
Bank of America	3752192166	—
Bank of America	3299794661	—
Wachovia	2030152187409	—
Scotia Bank	1129-17	493
Scotia Bank	85663-13	131
Other		154

Total Cash		16,648

FOAMEX INTERNATIONAL INC. AND DEBTOR SUBSIDIARIES

CASE NO. 09-10560(KJC)

COMBINING STATEMENT OF OPERATIONS (Unaudited)

MONTH ENDED APRIL 26, 2009

(Dollars in Thousands)

	Foamex	Foamex		Foamex		Total
	Canada	L.P.	FMXI	International	Elims	Debtors
Net Sales	521	42,095	—	—	(85)	42,531
					—
Material	223	27,962	—	—	(85)	28,100
Labor	53	2,416	—	—	—	2,469
Overhead	135	7,452	—	—	—	7,587
Freight/Shipping	(1)	1,175	—	—	—	1,174
Cost of Sales	410	39,005	—	—	(85)	39,330

Gross Profit	111	3,090	—	—	—	3,201

Salaries and Benefits	(1)	1,923	—	—	—	1,922
Indirect Materials & Samples		68	—	—	—	68
Equipment and Maintenance Expense	—	32	—	—	—	32
Facility Expense	(0)	172	—	—	—	172
Travel & Entertainment	(2)	137	—	—	—	135
Technology	—	157	—	—	—	157
Professional Fees & Services	2	493	—	1	—	496
Other Misc Expense	0	119	—	40	—	159
Insurance & Tax	—	60	—	—	—	60
Bad debt expense	41	2,203	—	—	—	2,244
Bank/Collection Costs	2	39	0	—	—	41
Transportation Cost	—	4	—	—	—	4
Depreciation / Amortization	—	231	—	—	—	231
Corp Cost To COS	—	(555)	—	—	—	(555)
Selling, general and administrative expenses	42	5,083	0	41	—	5,166

Loss (gain) on sale of assets	—	(34)	—	—	—	(34)
Restructuring	0	255	—	—	—	255
Other operating	(48)	(72)	—	72	—	(48)

Income from operations	117	(2,142)	(0)	(113)	—	(2,138)

Interest Expense	—	366	—	—		366

Equity in earnings of non debtor subs	—	152	(69)	(4,008)	4,056	131

Currency (Gain) Loss	(29)	10	—	—	—	(19)
Interest Income	0	(34)	—	—	—	(34)
Asset Disposal (Gain) Loss	—	—	—	—	—	—
Other Misc (Income) & Expense	—	(507)	—	—	—	(507)
Other (Income) & Expense	(29)	(531)	—	—	—	(560)

Reorganization Expense	125	2,183	—	—	—	2,308

Income (loss) before tax	21	(4,008)	(69)	(4,121)	4,056	(4,121)

Tax provision	—	—	—	—	—	—

Net income (loss)	21	(4,008)	(69)	(4,121)	4,056	(4,121)

FOAMEX INTERNATIONAL INC. AND DEBTOR SUBSIDIARIES

CASE NO. 09-10560(KJC)

COMBINING BALANCE SHEET AS OF APRIL 26, 2009 (Unaudited)

(Dollars in Thousands)

	Foamex	Foamex		Foamex		Total
	Canada	L.P.	FMXI	International	Elims	Debtors
ASSETS
CURRENT ASSETS
Cash	624	16,024	0	—	—	16,648
Accounts receivable, net	1,133	68,853	—	—	—	69,986
Inventory	772	43,333	—	—	—	44,105
Other current assets	424	7,977	—	311	—	8,712

Total current assets	2,953	136,187	0	311	—	139,451

Land and land improvements	—	4,611	—	—	—	4,611
Buildings	—	67,417	—	—	—	67,417
Leasehold improvement	298	7,252	—	—	—	7,550
Machinery and equipment	4,256	183,585	—	—	—	187,841
Furniture and fixtures	25	4,124	—	—	—	4,149
Auto equipment	131	3,946	—	—	—	4,077
Computer equipment	156	9,215	—	—	—	9,371
Construction in progress	—	3,157	—	—	—	3,157
Accumulated depreciation	(4,458)	(199,248)	—	—	—	(203,706)

Total property plant and equipment	408	84,059	—	—	—	84,467

Goodwill, net	—	13,869	—	—	—	13,869

Debt issuance costs, net	—	1,479	—	—	—	1,479

Investment in subsidiaries	—	10,596	(9,056)	(315,388)	318,511	4,663

Long term intercompany receivable	—	4,850	—	—		4,850

Other assets	3,097	237	—	—	—	3,334

TOTAL ASSETS	6,458	251,277	(9,056)	(315,077)	318,511	252,113

	Foamex	Foamex		Foamex		Total
	Canada	L.P.	FMXI	International	Elims	Debtors
LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
Revolver borrowings	—	15,380	—	—	—	15,380
Current portion of long-term debt	—	6,009	—	—	—	6,009
Accounts payable	1,091	48,914	—	40		50,045
Intercompany	(1,189)	(4,347)	5	6,052	—	521
Accrued employee costs	79	8,368	—	—	—	8,447
Accrued rebates	40	2,064	—	—	—	2,104
Accrued interest	—	412	—	—	—	412
Other current liabilities	44	22,788	2	439	548	23,821

Total current liabilities	65	99,588	7	6,531	548	106,739

Long-term debt	—	17	—	—	—	17
Liabilities subject to compromise		459,203	—	—	—	459,203
Other liabilities	15	17,571	—	—	(491)	17,095
Total long term liabilities	15	476,791	—	—	(491)	476,315

Total liabilities	80	576,379	7	6,531	57	583,054

Common stock	(2,442)	—	—	2,640	2,442	2,640
Preferred stock	12,586	—	—	9,151	(12,586)	9,151
Additional paid-in capital	—	—	3,737	352,889	(3,737)	352,889
Treasury stock	—	—	—	(27,969)	—	(27,969)
Partners' capital	—	(232,188)	—	—	232,188	—
Other compenhensive income (loss)	1,492	(83,581)	(759)	(66,826)	82,848	(66,826)
Shareholder loans	—	(9,220)	—	—		(9,220)
Accumulated deficit	(5,258)	—	(12,041)	(591,493)	17,299	(591,493)

Stockholders' deficiency	6,378	(325,102)	(9,063)	(321,608)	318,454	(330,941)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	6,458	251,277	(9,056)	(315,077)	318,511	252,113

FOAMEX INTERNATIONAL INC., et al as debtors
Case No. 09-10560(KJC)
Accounts Receivable Aging Schedule
(in thousands)

Balance at April 26, 2009
Days Past Due	Total

0 -30 Days	76,500
31 - 60 Days	2,445
61 - 90 Days	2,381
91+ Days	9,110

Total aged accounts receivable	90,437

Add: Other miscellaneous receivables	0

Less: Allowances for uncollectible items,
customer rebates & other adjustments	(20,450)

Accounts Receivable, net	69,987

FOAMEX INTERNATIONAL INC., et al as debtors
Case No. 09-10560 (KJC)
Accounts Payable Aging Schedule
(in thousands)

	Balance at April 26, 2009
Days Past Due	Prepetition	Post Petition	Total

0 -30 Days	5,396	(6,859)	(1,461)
31 - 60 Days	19,416	11,370	30,786
61 - 90 Days	5,426	1,427	6,854
91+ Days	3,060	97	3,154

Total aged trade payables	33,299	6,035	39,334

Add: Accruals for items received but
not vouchered into A/P (primarily current)			10,711

Accounts Payable			50,045

In re: Foamex International Inc., et al.

Debtor

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.
NO
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
NO
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.
YES
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.
YES

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

NO